FPS SERVICES, INC.
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA 19406-0903.




July 10, 1997


Securities and Exchange Commission
Judiciary Plaza
Public Filing Desk
450 Fifth Street, NW
Washington, DC  20549


RE: IAA Trust Taxable Fixed Income Series Fund, Inc. (the "Fund") 1933 Act File No. 2-73768
        1940 Act File No. 811-3186


Ladies and Gentlemen of the Commission:

In accordance with the provisions of Rule 497(e) of the Securities Act of 1933, as amended, enclosed for filing on behalf of the Registrant is the EDGAR transmission of the Supplement dated July 10, 1997, to the Fund's Prospectus dated October 28, 1996, as supplemented January 1, 1997 and June 27, 1997.

The purpose of this supplement is to update the "OPERATING EXPENSES TABLE" and "FINANCIAL HIGHLIGHTS" in the Prospectus with respect to the Registrant's Short-Term Government Bond Series and the Long-Term Bond Series.

Should you have any questions, comments or require further information, I can be reached directly at (610) 239-4748. Thank you for your continued courtesy and cooperation.


Sincerely,


Martin M. Fawzy
Corporate Compliance Administrator





                IAA TRUST TAXABLE FIXED INCOME SERIES FUND, INC.
        Short-Term Government Bond Series and Long-Term Bond Series:

Prospectus Supplement Dated July 10, 1997, to Prospectus Dated October 28, 1996, as supplemented on January 1, 1997 and on June 27, 1997.

Operating Expenses Table. The table below sets forth new expense data for each of the Short-Term Government Bond Series and the Long-Term Bond Series.

               OPERATING EXPENSES TABLE

                                      Taxable Fixed Income Series Fund

                                  Short-Term Government    Long-Term
                                       Bond Series(1)    Bond Series(1)
Shareholder Transaction Expenses:

  Maximum Sales Load Imposed on Purchases
      (as a percentage of offering price)    none            none
  Maximum Sales Load Imposed
      on Reinvested Dividends . . . . .      none            none
  Deferred Sales Load . . . . . . . . .      none            none
  Redemption Fee. . . . . . . . . . . .      none            none
  Exchange Fee. . . . . . . . . . . . .      none            none

Annual Fund Operating Expenses:

      (as a percentage of average net assets)
  Management Fees . . . . . . .             0.50%            0.75%
  Waiver of Management Fees . .            (0.30%)          (0.46%)
  12b-1 Fees. . . . . . . . . .             0.25%            0.25%
  Other Expenses. . . . . . . .             0.53%            0.44%
  Total Fund Operating Expenses.            0.98%            0.98%

(1) With respect to Short-Term Government Bond Series and Long-Term Bond Series, the ratios shown reflect voluntary advisory fee waivers and any expense reimbursements by the advisor which became effective July 1, 1997.

Example:

You would pay the following expenses
on a $1,000 investment, assuming a    1 year  $10            $10
5% annual return.. . . . . . .       3 years  $31            $31

The above information supplements the "OPERATING EXPENSES TABLE" in the Prospectus.


Financial Highlights (Footnotes). The following sentence revises the net expense ratios for Short-Term Government Bond Series and Long-Term
Bond Series and should be inserted as the third sentence in the footnote marked with the symbol "+" in the Supplement dated June 27, 1997 to the Prospectus:


"The Advisor has voluntarily agreed to continue its advisory fee waivers and any expense reimbursements so that the ratio of expenses to average net assets will not exceed 0.98% for Short-Term Government Bond Series and Long-Term Bond Series during the period from July 1, 1997 through June 30, 1998."

The above sentence further supplements "FINANCIAL HIGHLIGHTS" in the Prospectus.